SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona		85072-3999

(Address of principal executive offices)		(Zip Code)

(602) 250-1000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-4.4

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

The registrant hereby files the following exhibit to its Registration Statement on Form S-3 (No. 33-15190), as amended.

Exhibit No.	Description
4.4	Second Amended and Restated Investors Advantage Plan dated as of June 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 6, 2004	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer